EXHIBIT 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Joel F. Gemunder
Joel F. Gemunder

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of June, 2010.

/s/ Walter L. Krebs
Walter L. Krebs

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Andrea R. Lindell
Andrea R. Lindell

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Thomas P. Rice
Thomas P. Rice

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Donald E. Saunders
Donald E. Saunders

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2010 Stock Incentive Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of June, 2010.

/s/ Frank E. Wood
Frank E. Wood

E-11